Exhibit 10(a)
Independent Auditors' Consent

                           INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-93871 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 19, 1999 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company and our report dated March 18, 1999 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Annuity Account II of
Northbrook Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in the Statement of Additional Information.


/s/ DELOITTE & TOUCHE LLP

Chicago Illinois
January 28, 2000




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Exhibit 10(b)

Consent of Freedman, Levy, Kroll & Simonds


                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 333-93871).


/s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
January 28, 2000